SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   DECEMBER  20,  2000
                                                  ----------------------


                                BRIGHTCUBE, INC.
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               (Exact name of registrant as specified in charter)



        NEVADA                       000-26693                87-0431036
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  (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.)


  307 ORCHARD CITY DRIVE, SUITE 310, CAMPBELL, CALIFORNIA                95008
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   (Address of principal executive offices)                           (Zip Code)




Registrant's  telephone  number,  including  area  code     (408) 364-8777
                                                        ------------------------



                                       N/A
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         (Former name or former address, if changed since last report.)


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ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On December 20, 2000, BrightCube, Inc., formerly PhotoLoft, Inc., a Nevada corporation ("BrightCube") closed its acquisition of Extreme Velocity Group, Inc. ("EVG"), a California corporation (the "Acquisition"). EVG is a Los Angeles based corporation which provides Internet and imaging solutions to the art market.

     The Acquisition was consummated pursuant to an Agreement and Plan of Reorganization by and among BrightCube, PhotoL Acquisition Corp., a California corporation and wholly-owned subsidiary of BrightCube ("Sub"), EVG, and certain shareholders of EVG dated as of November 22, 2000, as amended by that certain First Amendment to Agreement and Plan of Reorganization dated as of December 7, 2000 and that certain Second Amendment to Agreement and Plan of Reorganization dated as of December 20, 2000 (as amended, the "Merger Agreement"). Under the Merger Agreement, Sub was merged with and into EVG, and EVG was the surviving corporation in the merger and became a wholly-owned subsidiary of BrightCube.

     Based on negotiations between the parties to and as set forth in the Merger Agreement, BrightCube issued an aggregate of 18,192,648 shares of common stock (the "Merger Shares") to the former shareholders of EVG in exchange for all of the outstanding stock of EVG. EVG had no options or other rights to purchase its stock outstanding at the time of the Acquisition. In addition, BrightCube agreed to pay $774,000 to pay off a payable of EVG to Marco Fine Arts (a corporation owned by Al Marco, the principal shareholder of EVG) and assume certain lines of credit with a balance of approximately $690,000 in the aggregate. BrightCube paid the $774,000 from its working capital.

     3,208,569 shares of the Merger Shares (the "Escrow Shares") were placed in a twelve-month escrow account as security for the indemnification obligations of the former EVG shareholders to BrightCube and others as set forth in the Merger Agreement. In general, pursuant to the Merger Agreement and the related escrow agreement, BrightCube may recover from the escrow for any loses, expenses, liabilities or other damages due to a breach of any representation, warranty, covenant or agreement of EVG in the Merger Agreement and for certain other enumerated items.


ITEM  7.     FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial  Statements  of  Business  Acquired

     Pursuant to Item 7 of Form 8-K, the financial information required by Item 7(a) will be filed by Amendment within 60 days of the date of this filing.

(b)  Pro  Forma  Financial  Information

     Pursuant to Item 7 of Form 8-K, the financial information required by Item 7(b) will be filed by Amendment within 60 days of the date of this filing.


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(c)  Exhibits

     2.1 Agreement and Plan of Reorganization dated as of November 22, 2000 by and among PhotoLoft, Inc., PhotoL Acquisition Corp., Extreme Velocity Group, Inc., Al Marco, Ralph Roessler and Elizabeth Wenner, as amended by that certain First Amendment to Agreement and Plan of Reorganization dated as of December 7, 2000 and that certain Second Amendment to Agreement and Plan of Reorganization dated as of December 20, 2000.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                BrightCube,  Inc.



Date:  January 3, 2000                          By:  /s/  Ed  MacBeth
                                                   -----------------------------
                                                   Ed  MacBeth
                                                   President


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
                                  EXHIBIT INDEX

Exhibits  The  following  document  is  filed  as  an exhibit to this report:
--------

2.1 Agreement and Plan of Reorganization dated as of November 22, 2000 by and among PhotoLoft, Inc., PhotoL Acquisition Corp., Extreme Velocity Group, Inc., Al Marco, Ralph Roessler and Elizabeth Wenner, as amended by that certain First Amendment to Agreement and Plan of Reorganization dated as of December 7, 2000 and that certain Second Amendment to Agreement and Plan of Reorganization dated as of December 20, 2000.


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